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                                                                EXHIBIT 10.46




                    CONSENT AND AMENDMENT TO FOURTH AMENDED
                    AND RESTATED LOAN AND SECURITY AGREEMENT

              This Consent and Amendment to Fourth Amended and Restated Loan and Security Agreement (this "Amendment") is dated as of the 29th day of October, 1996, by and among First Merchants Acceptance Corporation ("Borrower"), LaSalle National Bank ("LaSalle"), NBD Bank, ("NBD"), Firstar Bank Milwaukee, N.A. ("Firstar"), Harris Trust and Savings Bank ("Harris"), The Boatmen's National Bank of St. Louis ("Boatmen's"), First Bank, National Association ("First"), CoreStates Bank, N.A. ("CoreStates"), Fleet Bank, National Association, f/k/a Natwest Bank N.A. ("Fleet"), and Mellon Bank, N.A. ("Mellon") (LaSalle, NBD, Firstar, Harris, Boatmen's, First, CoreStates, Fleet and Mellon are hereinafter referred to individually as "Lender" and collectively as "Lenders" and LaSalle in a separate capacity as Agent for Lenders under the "Loan Agreement" (as hereinafter defined) is hereinafter referred to as "Agent").

                                R E C I T A L S

              A. Borrower, Lenders and Agent are parties to a Fourth Amended and Restated Loan and Security Agreement dated as of February 28, 1996 (including all exhibits and riders thereto and as supplemented and amended prior hereto or hereafter, referred to herein as the "Loan Agreement");

              B. Borrower desires to amend the Loan Agreement to (i) permit the issuance of $51,750,000 of Subordinated Reset Notes pursuant to an Indenture dated as of October 15, 1996 between Borrower and LaSalle National Bank, as trustee and (ii) provide certain modifications to the Loan Agreement in connection therewith; and

              C. Agent and Lenders are willing to consent to the issuance of such Subordinated Reset Notes and to agree to such amendments on the terms and conditions contained herein.

              NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and Lenders agree as follows:

              Section 1. Recitals. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

              Section 2. Amendments to Loan Agreement. Subject to the terms of this Amendment, the Loan Agreement is hereby amended as follows:

              2.1 Section 1 of the Loan Agreement is hereby amended to add the following new defined terms:

              "Additional Indenture" means that certain Indenture between Borrower and LaSalle National Bank, as trustee dated as of October 15, 1996.

                     2.2 The definitions of "Noteholders", "Notes" and "Permitted Noteholder Payments" appearing in Section 1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:
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              "Noteholders shall have the meanings ascribed thereto in the
              Indenture and Additional Indenture."

              "Notes shall have the meanings ascribed thereto in the Indenture and Additional Indenture."

              "Permitted Noteholder Payments shall mean Permitted Payments as defined in Section 16.2 of the Indenture and Section 16.2 of the Additional Indenture.:

              2.3 Section 17(n) of the Loan Agreement is hereby amended by adding the words "and Additional Indenture" after the word "Indenture" wherever it appears in the first full sentence thereof, and by adding the words "or Additional Indenture" after the word "Indenture" where it appears in the second full sentence thereof.

              2.4 Section 18(b)(iii) of the Loan Agreement is hereby amended in its entirety to read as follows:

              "(iii) Subordinated Indebtedness to Noteholders up to the aggregate principal sum of $14,375,000, plus all interest, fees and expenses payable by Borrower under the Indenture and Subordinated Indebtedness to Noteholders up to the aggregate principal sum of $51,750,000, plus all interest, fees and expenses payable by Borrower under the Additional Indenture;"

              2.5 Section 19(d) of the Loan Agreement is hereby amended in its entirety to read as follows:

              "(d) an "Event of Default" (as defined in the Indenture or Additional Indenture) shall occur under the terms of the Indenture or Additional Indenture, or Borrower or any of its subsidiaries shall be in default of any term, covenant, obligation or condition under the Securitization Transaction Documents which has not been cured within the time provided therein, if any;"

              Section 3. Representation of the Warranties. To induce Lenders to amend the Loan Agreement, Borrower represents and warrants to Lenders that:

              3.1 Compliance with Loan Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Loan Agreement and no Event of Default specified therein has occurred.

              3.2 Representations and Warranties. On the date hereof, the representations and warranties set forth in the Loan Agreement are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

              3.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment and the Additional Indenture, which has been duly authorized by all proper and necessary corporate action. No consent or approval of any public authority or regulatory body





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or any other party is required as a condition to the validity or enforceability of this Amendment or the Additional Indenture.

              3.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

              Section 4. Conditions Precedent. The agreement by Lenders to amend the Loan Agreement pursuant to the terms of this Amendment is subject to the following conditions precedent:

              4.1 Evidence of Authority. Agent shall have received evidence of the authorization of Borrower to enter into this Amendment by its Board of Directors in form acceptable to Agent.

              Section 5. Consent. Subject to the terms hereof, Agent and Lenders consent to Borrower entering into, executing and performing its obligations under the Additional Indenture.

              Section 6.  General Provisions.

              6.1 Except as amended by this Amendment, the terms and provisions of the Loan Agreement are in all other respects ratified and confirmed and remain in full force and effect. In the event of a conflict between the terms of the Loan Agreement and the terms of this Amendment, the terms of this Amendment shall be controlling.

              6.2 After the effective date hereof, all references in the Loan Agreement and in all related agreements and documents to "Agreement", "hereof", or the like shall refer to the Loan Agreement as herein amended or modified.

              6.3 This Amendment shall not constitute a waiver of any existing events of default or any other provisions of the Loan Agreement as amended hereby, except as expressly set forth herein, and shall not constitute a course of dealing with respect to any such events of default or an agreement to further consents, amendments or waivers under the Loan Agreement. Agent and Lenders expressly reserve their rights and remedies, none of which shall be deemed to be waived hereby.

              6.4 Borrower hereby agrees to pay all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation and consummation of this Amendment and all other documents related thereto, including, without limitation, the fees and expenses of Agent's counsel.

              6.5 This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois and the obligations of Borrower under this Amendment are and shall arise absolutely unconditionally upon the execution and delivery of this Amendment. This Amendment may be executed in counterparts.

              6.6 Capitalized terms used herein which are defined in the Loan Agreement, shall unless otherwise defined herein, have the meanings provided in the Loan Agreement.





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              IN WITNESS WHEREOF, Agent, Borrower and Lenders have caused this
Amendment to be duly executed as of the date first above written.

                     FIRST MERCHANTS ACCEPTANCE CORPORATION


                     By:    _______________________________
                     Title: _______________________________

                     LASALLE NATIONAL BANK


                     By:    _______________________________
                     Title: _______________________________

                     NBD BANK


                     By:    _______________________________
                     Title: _______________________________

                     FIRSTAR BANK MILWAUKEE, N.A.


                     By:    _______________________________
                     Title: _______________________________

                     HARRIS TRUST AND SAVINGS BANK


                     By:    _______________________________
                     Title: _______________________________

                     FIRST BANK, NATIONAL ASSOCIATION


                     By:    _______________________________
                     Title: _______________________________

                     THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


                     By:    _______________________________
                     Title: _______________________________





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                     FLEET BANK, NATIONAL ASSOCIATION


                     By:    _______________________________
                     Title: _______________________________

                     CORESTATES BANK, N.A.


                     By:    _______________________________
                     Title: _______________________________

                     MELLON BANK, N.A.


                     By:    _______________________________
                     Title: _______________________________





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